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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

GENERAL MOTORS CORPORATION:

     We consent to the incorporation by reference in this Registration Statement on Form S-3 of General Motors Corporation of our reports dated January 30, 1995 appearing in the Annual Report on Form 10-K of General Motors Corporation for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Detroit, Michigan
May 8, 1995